[LOGO OF SEAFIRST BANK APPEARS HERE]

                                                     LOAN MODIFICATION AGREEMENT
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This agreement amends the Promissory Note dated November 12, 1996 ("Note")
executed by USANA, INC. (together if more than one "Borrower") in favor Bank of America National Trust and Savings Association doing business as Seafirst Bank ("Bank") regarding a loan in the maximum principal amount of $2,500,000.00 (the "Loan"), which currently has a maximum principal amount of $5,000,000.00. For mutual consideration, Borrower and Bank agree to amend the Note as follows:

           1. Maturity Date. The maturity date of the Note is changed to May 31,
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           1999. Bank's commitment to make advances to Borrower under its line of credit is also extended to May 31, 1999.

           2. Other Terms. Except as specifically amended by this agreement or
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           any prior amendment, all other terms, conditions, and definitions of the Note, and all other security agreements, guaranties, deeds of trust, mortgages, and other instruments or agreements entered into with regard to the Loan shall remain in full force and effect.

This agreement is dated May 28, 1998.

Bank:  SEAFIRST BANK

By: /s/ J. M. Sullivan
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Name: J. Mike Sullivan
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Title: Vice President
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Borrower: USANA, INC.

Signature: /s/ G. A. Fuller
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By: GILBERT A. FULLER
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TITLE: VICE PRESIDENT OF FINANCE
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